EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of aQuantive, Inc. (the “Company”) on Form  10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Michael Vernon, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Vernon

Michael Vernon
Chief Financial Officer
Date: March 16, 2005